NOTE 17 - SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
NOTE 17 - SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

On January 29, 2019, the Board of Directors appointed a new independent director and Chairman of the Compensation Committee. As a result of the appointment, the new director was granted 120,000 stock options at $1 strike vesting in 1-year.

On March 14, 2019, the Company entered into an agreement with two current shareholders who were also holders of warrants to purchase shares of common stock in the aggregate amount of 1,000,000 and 500,000 shares, respectively, to reduce the exercise price of these warrants to $0.55 from the original exercise price of $0.65 based on immediate exercise. Both shareholders exercised these warrants on March 15, 2019 for proceeds to the Company of $1,650,000.

On March 29, 2019, the Company entered into an agreement with a current shareholder to reduce the exercise price of warrants to purchase shares of common stock the shareholder held to $0.55 from the original exercise price of $0.65 based on the immediate exercise of these 684,581 warrants. The deal which was completed on April 1, 2019 for a total amount of $376,520.

On April 1, 2019, an employee resigned from the Company who had previously been granted 200,000 stock options. As a result of the resignation, all of the options were cancelled.

On April 3, 2019, the Company entered into an agreement with the surviving spouse of a shareholder to purchase 1,599 shares of common stock at fair the market value of $0.74 per share.